                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 17, 2000


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                  (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


          DELAWARE                 33-72806, 33-94784           33-0592719
          --------                 ------------------           ----------
(STATE OR OTHER JURISDICTION        (COMMISSION FILE         (I.R.S. EMPLOYER
      OF INCORPORATION)                 NUMBERS)            IDENTIFICATION NO.)


                               6555 KATELLA AVENUE
                                CYPRESS, CA 90630
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 761-7500



                                  Page 1 of 4
                        Exhibit Index appears on Page 4

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Item 5.  OTHER EVENTS

              Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the April 17, 2000 Distribution Date for the Collection Period ending March 31, 2000. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                                  (Registrant)



                                                  By: Russell Jura
                                                      ------------------------
                                                  Name:  Russell Jura
Dated:  April 17, 2000                            Title: Assistant Secretary

                                INDEX TO EXHIBITS


EXHIBIT                                                                  METHOD OF
NUMBER                               EXHIBIT                               FILING
-------                              -------                               ------
 5.1                   Monthly Servicer's Certificate with             Filed Herewith
                       respect to the April 17, 2000
                       Distribution Date for the Collection
                       Period ending March 31, 2000.


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